Exhibit 32
JPMorgan Chase & Co.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of JPMorgan Chase & Co. on Form 10–Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of JPMorgan Chase & Co., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of JPMorgan Chase & Co.

Date: August 9, 2006	By:	/s/ James Dimon
James Dimon
President and Chief Executive Officer

Date: August 9, 2006	By:	/s/ Michael J. Cavanagh
Michael J. Cavanagh
Executive Vice President and Chief Financial Officer

This certification accompanies this Form 10–Q and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that Section.

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